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Exhibit 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report, dated January 28, 1997, on the consolidated financial statements and supporting schedule and exhibit of GTE North Incorporated and subsidiary included in this Form 10-K, into the Registration Statement previously filed on Form S-3 (File No. 333-02013).

                                                             ARTHUR ANDERSEN LLP


Dallas, Texas
March 25, 1997